CARPENTER TECHNOLOGY CORPORATION                      Exhibit 1

                          $198,000,000

                  Medium-Term Notes, Series B
        Due from 9 Months to 30 Years from Date of Issue

                     DISTRIBUTION AGREEMENT

                                                   March 31, 1998


J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York  10010

Ladies and Gentlemen:

          CARPENTER TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale from time to time by the Company of its Medium-Term Notes, Series B, due from 9 months to 30 years from date of issue (the "Securities") at an
                                                       ----------
aggregate initial offering price of up to $198,000,000, as such amount shall be reduced by the aggregate initial offering price of any other debt securities issued by the Company, whether within or outside the United States ("Other
                                                                     -----
Securities") pursuant to the registration statement referred to below, and
----------
agrees with each of you (individually, an "Agent," and collectively, the
                                           -----
"Agents," which term shall include any additional agents appointed pursuant to
 ------
Section 13 hereof) as set forth in this Agreement. The Securities will be issued under an indenture dated as of January 12, 1994 (the "Indenture")
                                                             ---------
between the Company and U.S. Bank Trust National Association, formerly known as First Trust of New York, National Association, as successor Trustee (the "Trustee"). The Securities shall have the maturities, interest rates,
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redemption provisions, if any, and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the Indenture.

          On the basis of the representations and warranties herein contained, but subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly to investors (other than broker-dealers) on its own behalf, the Company hereby (i) appoints the Agents as the exclusive agents of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company by others pursuant to
Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it may enter into a separate agreement (each such agreement a "Terms
                                                                          -----
Agreement"), substantially in the form of Exhibit A hereto, relating to such
---------                                 ---------
sale in accordance with Section 2(b) hereof.

          The Company has prepared and filed a registration statement on Form S-3 (No. 333-44757), including a base prospectus, in respect of the Securities with the Securities and Exchange Commission (the "Commission") in accordance
                                                  ----------
with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities
                                                                 ----------
Act").  Such registration statement, including the exhibits thereto, as amended
---
to the Commencement Date (as hereinafter defined) is hereinafter referred to as the "Registration Statement" and the base prospectus in the form in which it
     ----------------------
appears in the registration statement is hereinafter referred to as the "Basic
                                                                         -----
Prospectus."  The Basic Prospectus as supplemented by the prospectus supplement
----------
or supplements (each a "Prospectus Supplement") specifically relating to the
                        ---------------------
Securities in the form filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act is hereinafter referred to as the "Prospectus." Any reference in this Agreement to the Registration Statement,
 ----------
the Basic Prospectus, any preliminary form of prospectus (a "preliminary
                                                             -----------
prospectus") previously filed with the Commission pursuant to Rule 424 or the
----------
Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange
                                                                       --------
Act") on or before the date of this Agreement or the date of the Basic
---
Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend," "amendment" or "supplement" with respect to the
                      -----    ---------      ----------
Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"), shall
                                                  ------------------
be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

          1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Agent as of the Commencement Date (as hereinafter defined), as of each date on which the Company accepts an offer to purchase Securities (including any purchase by an Agent as principal pursuant to a Terms Agreement or otherwise), as of each date the Company issues and sells Securities and as of each date the Registration Statement or the Basic Prospectus is amended or supplemented, as follows (it being understood that such representations and warranties shall be deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended or supplemented to each such date):

          (a) On the effective date of the Registration Statement relating to the Securities (the "Effective Date"), such registration statement conformed as
                     --------------
to form in all material respects to the requirements of the Securities Act, the Trust Indenture Act of 1939, as amended (collectively with all rules and regulations of the Commission thereunder, "Trust Indenture Act"), and the other
                                           -------------------
applicable rules and regulations of the Commission ("Rules and Regulations") and
                                                     ---------------------
did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of each Terms Agreement referred to in
Section 2, the Prospectus will conform as to form in all material respects to the requirements of the Securities Act, the Trust Indenture Act and the Rules and Regulations, and on such date the Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the foregoing does not apply to (a) statements in or omissions from any of such documents based upon written information furnished to the Company by any Agent specifically for use therein and (b) that part of the Registration Statement that constitutes the Statement of Eligibility on Form T-1 of the Trustee under the Trust Indenture Act filed as an exhibit to the Registration Statement (the "Form T-1").
 --------

          (b) (A) No stop order suspending the effectiveness of the Registration Statement is in effect and, to the knowledge of the Company, no proceedings for that purpose are pending before or threatened by the Commission and (B) each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed as to form in all material respects with the Exchange Act and did not, or will not when so filed, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading, excluding any statement in any such document that does not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 under the Act; provided, however, that this representation and warranty shall not apply to any statements in or omissions from any such documents based upon written information furnished to the Company by any Agent specifically for use therein.

          (c)  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations (a "Material
                                                                      --------
Adverse Effect") of the Company and its subsidiaries, taken as a whole.
--------------

          (d) Each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole; and all the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except, in the case of foreign subsidiaries, for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims.

          (e) The Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act; the Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act; the Securities have been duly authorized by the Company; and when the Securities are issued and delivered in accordance with the Indenture and delivered to and paid for by the purchasers thereof in accordance with this Agreement and any applicable Terms Agreement, such Securities will have been duly executed, authenticated, issued and delivered by the Company and the Securities of any particular issuance of Securities will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented to relate to such issuance of Securities, and the Indenture and such Securities will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, to public policy considerations and to general equity principles.

          (f) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by any applicable Terms Agreement (including the provisions of this Agreement) in connection with the issuance and sale of the Securities by the Company, except such as are required under the Securities Act and the Trust Indenture Act and such as may be required under state securities laws.

          (g) The execution, delivery and performance of the Indenture, any applicable Terms Agreement (including the provisions of this Agreement) and the issuance and sale of the Securities and compliance with the terms and provisions thereof do not and will not (i) contravene any provision of the certificate of incorporation, by-laws or other organizational documents of the Company or of any of its subsidiaries, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (including, without limitation, any event which with notice or lapse of time, or both, would constitute a default under), or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or of any of its subsidiaries under, any statute, rule, regulation, order or decree of any governmental agency or body or any court having jurisdiction over any of them or any of their respective properties, assets or operations, or any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, permit, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties, assets or operations of any of them is subject, other than any such breach, violation, default, lien, charge or encumbrance as would not singly or in the aggregate with all such other breaches, violations, defaults, liens, charges or encumbrances reasonably be expected to have a Material Adverse Effect.

          (h) This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company.

          (i) The Company has an authorized capitalization as set forth in the Prospectus and such authorized capital stock conforms as to legal matters to the description thereof set forth and incorporated by reference in the Prospectus, and all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any preemptive or similar rights; and, except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options.

          (j) Each of the Company and its subsidiaries has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except where the failure to do so, individually or in the aggregate, would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and each of the Company and its subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof, except where the failure to do so, individually or in the aggregate, would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

          (k) To the best knowledge of the Company, the Company and its subsidiaries (i) are in compliance with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment, natural resources and solid, hazardous or toxic substances, materials or wastes, ("Environmental Laws"), (ii) have received all
                                   ------------------
permits, licenses or other approvals required of them under all applicable Environmental Laws to conduct their respective businesses (collectively, "Environmental Authorizations") and (iii) are in compliance with all terms and
 ----------------------------
conditions of any such Environmental Authorizations, except where such noncompliance with Environmental Laws, failure to receive required Environmental Authorizations or failure to comply with the terms and conditions of such Environmental Authorizations would not, reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

          (l) Other than as disclosed in the Prospectus, to the best knowledge of the Company, there are no (a) discharges, disposals or releases of any solid, hazardous or toxic substances, materials or wastes (collectively, "Hazardous
                                                                   ---------
Materials") present on, at, under or emanating from any of the properties
---------
currently or formerly owned or leased by the Company or any of its subsidiaries, or their respective corporate predecessors in interest, or (b) spills, releases, discharges or disposals of Hazardous Materials that have occurred or are presently occurring from the properties of the Company as a result of any construction on or operation and use of the properties of the Company, which presence, discharge, disposal or release would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole;

          (m) The Company and its subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material to the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole and do not interfere with the use made or proposed to be made of such property and buildings by the Company or its subsidiaries.

          (n) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Environmental Authorizations, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

          (o) Except as set forth in the Registration Statement and the Prospectus, there are no pending actions, suits, proceedings or investigations against or affecting the Company or any of its subsidiaries, or with respect to which the Company or any of the subsidiaries is responsible by way of indemnity or otherwise, that would singly or in the aggregate with all such other actions, suits, investigations or proceedings reasonably be expected to have a Material Adverse Effect on the Company, or reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the Indenture, the Securities or any applicable Terms Agreement; and, to the best knowledge of the Company, except as set forth in the Registration Statement and the Prospectus, no such actions, suits, proceedings or investigations are threatened.

          (p) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries, taken as a whole.

          (q) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (r) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

          (s) The Company and its subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith; and, except as disclosed in the Registration Statement and the Prospectus, there is no material tax deficiency known to the Company which has been or might reasonably be expected to be asserted or threatened against the Company or any subsidiary.

          (t) Except as set forth in the Registration Statement and the Prospectus, no labor disturbance by the employees of the Company or any of the subsidiaries exists or, to the best knowledge of the Company, is threatened, that would singly or in the aggregate with all such other labor disturbances reasonably be expected to have a Material Adverse Effect.

          (u) Coopers & Lybrand L.L.P., the accounting firm that certified certain financial statements of the Company and its subsidiaries, and Price Waterhouse LLP, the accounting firm that certified certain financial statements of each of Talley Industries, Inc. and its subsidiaries and Dynamet Incorporated, are each independent public accountants as required by the Securities Act.

          (v) The financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (except that the footnotes to the interim financial statements do not comply with generally accepted accounting principles) applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the pro forma financial information, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and is based upon good faith estimates and assumptions believed by the Company to be reasonable.

          (w) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in all material respects in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended ("Code"). No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption. For each such plan which is subject to the funding rules of
Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived. The aggregate fair market value of the assets of all such plans (excluding for these purposes accrued but unpaid contributions) exceed the present value of all benefits accrued under all such plans determined using reasonable actuarial assumptions.

          (x) The statements set forth in the Basic Prospectus under the caption "Description of Debt Securities" and under the caption "Tax Considerations" in the Prospectus, to the extent such statements purport to summarize or describe the terms of the Shares, factual matters of law or regulation or constitute summaries of documents described therein, are accurate and complete in all material respects.

          (y) Immediately after any sale of Securities by the Company hereunder or under any applicable Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any debt securities of the Company (other than the Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.

          (z) The Company has and will maintain property and casualty insurance in favor of the Company and its subsidiaries (as the case may be) with respect to each of the Company's properties, in an amount and on such terms as is reasonable and customary for businesses of the type conducted and proposed to be conducted by the Company and its subsidiaries; the Company has not received from any insurance company written notice of any material defects or deficiencies affecting the insurability of any of its properties.

          2.   Solicitations as Agent; Purchases as Principal.
(a) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable efforts to solicit offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. So long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell in the United States Securities or any other substantially similar debt securities with a maturity at the time of original issuance of 9 months to 30 years except (i) pursuant to this Agreement and any Terms Agreement,
(ii) pursuant to a private placement not constituting a public offering under the Securities Act, (iii) in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous public offering of medium-term debt securities, or (iv) in connection with the continuous offering of asset-backed medium-term debt securities rated "AA" (or an equivalent rating) or higher by a nationally recognized statistical rating organization (as defined for purposes of Rule 436(g) under the Securities Act) (a "Rating Organization"). However, the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf to investors (other than broker-dealers).

          The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Securities. Upon receipt of at least one business day's prior notice from the Company, each Agent will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised such Agent or Agents that such solicitation may be resumed. During the period of time that such solicitation is suspended, the Company shall not be required to deliver any opinions, letters or certificates in accordance with Sections 4(i), 4(j) and 4(k); provided that if the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered for the Securities or for a change that the Agents deem to be immaterial), no Agent shall be required to resume soliciting offers to purchase Securities until the Company has delivered such opinions, letters and certificates as such Agent may reasonably request.

          The Company agrees to pay each Agent, as consideration for the sale of each Security resulting from a solicitation made or an offer to purchase received by such Agent, a commission in the form of a discount from the purchase price of such Security in an amount equal to the following applicable percentage of the principal amount of such Security sold:

                                              Commission percentage of
                                            aggregate principal amount
Range of Maturities                             of Securities sold
-------------------                             ------------------

From 9 months to less than 1 year. . . . . .           .125%

From 1 year to less than 18 months . . . . .           .150%

From 18 months to less than 2 years. . . . .           .200%

From 2 years to less than 3 years. . . . . .           .250%

From 3 years to less than 4 years. . . . . .           .350%

From 4 years to less than 5 years. . . . . .           .450%

From 5 years to less than 6 years. . . . . .           .500%

From 6 years to less than 7 years. . . . . .           .550%

From 7 years to less than 10 years . . . . .           .600%

From 10 years to less than 15 years. . . . .           .625%

From 15 years to less than 20 years. . . . .           .700%

20 years to and including 30 years . . . . .           .750%

          The Agents are authorized to solicit offers to purchase Securities only in the principal amount of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities received by such Agent as agent that in its judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer in whole or in part. Each Agent shall have the right, in its sole discretion, to reject any offer to purchase Securities, as a whole or in part, that it considers to be unacceptable and any such rejection shall not be deemed a breach of its agreements herein contained. The procedural details relating to the issue and delivery of Securities sold by an Agent as agent and the payment therefor are set forth in the Administrative Procedures (as hereinafter defined).

          (b) Purchases as Principal. Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent.
A Terms Agreement will be substantially in the form of Exhibit A hereto but may take the form of an exchange of any standard form of written telecommunication between an Agent and the Company and may also specify certain provisions relating to the reoffering of such Securities by such Agent. The commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein and in the applicable Terms Agreement set forth. Each agreement by an Agent to purchase Securities as principal (pursuant to a Terms Agreement or otherwise) shall specify the principal amount of Securities to be purchased by such Agent pursuant thereto, the price to be paid to the Company for such Securities, the maturity date of such Securities, the interest rate or interest rate basis, if any, applicable to such Securities, any other terms of such Securities, the time and date and place of delivery of and payment for such Securities (the time and date of any and each such delivery and payment, the "Time of Delivery") and any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of Securities, and shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to Section 4 hereof. Unless otherwise specified in a Terms Agreement, the procedural details relating to the issue and delivery of Securities purchased by an Agent as principal and the payment therefor shall be as set forth in the Administrative Procedures.

          (c) Obligations Several. The Company acknowledges that the obligations of the Agents are several and not joint and, subject to the provisions of this Section 2, each Agent shall have complete discretion as to the manner in which it solicits purchasers for the Securities and as to the identity thereof.

          (d) Administrative Procedures. The Agents and the Company agree to perform their respective duties and obligations specifically provided to be performed in the Medium-Term Notes Administrative Procedures (the "Administrative Procedures") attached hereto as Exhibit B, as the same may be amended from time to time. The Administrative Procedures may be amended only by written agreement of the Company and each of the Agents.

          3. Commencement Date. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Cahill Gordon & Reindel, New York, New York at 9:00 a.m., on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or the first date on which the Company accepts an offer by any Agent to purchase Securities as principal (such time and date being referred to herein as the "Commencement Date").

          4. Covenants of the Company. The Company covenants and agrees with each Agent:

          (a) (i) To make no amendment or supplement (other than a Pricing Supplement with respect to any Securities not to be sold to or through an Agent) to the Registration Statement or the Prospectus prior to the termination of the offering of the Securities pursuant to this Agreement or any Terms Agreement which shall be reasonably disapproved by any Agent after reasonable opportunity to comment thereon, unless in the opinion of counsel for the Company such amendment or supplement is required by law; provided, however, that the foregoing shall not apply to any of the Company's periodic filings with the Commission described in subsection (iii) below, copies of which filings the Company will cause to be delivered to the Agents promptly after their transmission to the Commission for filing; (ii) subject to the foregoing clause
(i), promptly to cause each Prospectus Supplement to be filed with or transmitted for filing to the Commission in accordance with Rule 424(b) under the Securities Act and to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement in accordance with Rule 424(b) under the Securities Act; and (iii) promptly to file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities. The Company will promptly advise each Agent (i) of the filing of any amendment or supplement to the Basic Prospectus or any amendment to the Registration Statement and of the effectiveness of any such amendment to the Registration Statement; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any prospectus relating to the Securities or the initiation or threatening of any proceeding for that purpose, or of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; and (iii) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for any such purpose. The Company agrees to use its best efforts to prevent the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or of any notification suspending any such qualification and, if issued, to use promptly its best efforts to obtain withdrawal thereof as soon as possible. If the Basic Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, no Agent shall be obligated to solicit offers to purchase Securities so long as it is not reasonably satisfied with such document.

          (b) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Agents shall reasonably request and to continue such qualification in effect so long as reasonably required in connection with the distribution of the Securities provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

          (c) To furnish each Agent and counsel to the Agents, at the expense of the Company, a signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein, and, during the period mentioned in paragraph
(d) below, to furnish each Agent as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as such Agent may reasonably request.

          (d) If at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event shall occur as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if, in the opinion of the Agents or the Company, it is necessary at any time to amend or supplement the Prospectus to comply with law, to immediately notify the Agents by telephone (with confirmation in writing) and request each Agent (i) in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations and cease using the Prospectus as soon as practicable, but in any event not later than one business day later); and (ii) to cease sales of any Securities such Agent may then own as principal. If, as a result of the occurrence of any event described in the first sentence of this Section 4(d), the Company shall decide to amend or supplement the Registration Statement or the Prospectus, as then amended or supplemented, it shall so advise each Agent promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus, as then amended or supplemented, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to the Agents in such quantities as they may reasonably request. If any such amendment or supplement and any documents, opinions, letters and certificates furnished to the Agents pursuant to Sections 4(e), 4(i), 4(j) and 4(k) in connection with the preparation and filing of such amendment or supplement are reasonably satisfactory in all respects to the Agents, upon the filing with the Commission of such amendment or supplement to the Prospectus or upon the effectiveness of an amendment to the Registration Statement, the Agents will resume the solicitation of offers to purchase Securities hereunder. Notwithstanding any other provision of this
Section 4(d), until the distribution of any Securities any Agent may own as principal has been completed or in the event such Agent, in the opinion of its counsel, is otherwise required to deliver a prospectus in respect of a transaction in the Securities, if any event described in the first sentence of this Section 4(d) occurs, the Company will (i), at its own expense, promptly prepare and file with the Commission an amendment or supplement to the Registration Statement or Prospectus, reasonably satisfactory in all respects to such Agent, that will correct such statement or omission or effect such compliance, (ii) supply such amended or supplemented Prospectus to such Agent in such quantities as such Agent may reasonably request and (iii) furnish to such Agent pursuant to Sections 4(e), 4(i), 4(j) and 4(k) such documents, certificates, opinions and letters as it may request in connection with the preparation and filing of such amendment or supplement.

          (e) To furnish to the Agents during the term of this Agreement such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indenture, the Securities, this Agreement, the Administrative Procedures, any applicable Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as the Agents may from time to time reasonably request and shall notify the Agents promptly in writing of any downgrading, or on its receipt of any notice of (i) any intended or potential downgrading or (ii) any review or possible change that indicates a downgrading or possible downgrading in the rating accorded any securities of, or guaranteed by, the Company by any Rating Organization.

          (f) To make generally available to its security holders and to such Agent as soon as practicable earnings statements which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering periods of at least twelve months beginning in each case with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement with respect to each sale of Securities.

          (g) To furnish to the Agent, during the term of this Agreement, (but after five years from the date of this Agreement, upon request) copies of all reports or other communications (financial or other) furnished to holders of Securities and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed.

          (h) From the date of any applicable Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the business day following the related Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of in the United States any debt securities of or guaranteed by the Company which are substantially similar to the Securities, without the prior written consent of such Agent except (i) pursuant to this Agreement and any Terms Agreement,
(ii) pursuant to a private placement not constituting a public offering under the Securities Act, (iii) in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities, or (iv) in connection with the continuous public offering of asset-backed medium-term debt securities rated "AA" (or an equivalent rating) or higher by a Rating Organization.

          (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement or an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Securities or for a change the Agents deem to be immaterial) and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement or other agreement and such Terms Agreement or other agreement specifies the delivery of an opinion under this Section 4(i) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of Dechert Price & Rhoads, or other counsel for the Company reasonably satisfactory to such Agent, dated the date of such amendment or supplement, or the Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, of the same tenor as the opinion referred to in Section 6(b) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such opinion, or, in lieu of such opinion, counsel last furnishing such an opinion may furnish to such Agent a letter to the effect that such Agent may rely on the opinion of such counsel which was last furnished to such Agent to the same extent as though it were dated the date of such letter (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of delivery of such letter).

          (j) That each time the Registration Statement or the Prospectus shall be amended or supplemented to include or incorporate amended or supplemented financial information and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement or other agreement and such Terms Agreement or other agreement specifies the delivery of a letter under this
Section 4(j) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall cause the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement forthwith to furnish such Agent a letter, dated the date of such amendment or supplement or the related Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(e) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter with such changes as may be necessary to reflect such amended or supplemented financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented, provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date, as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in
Section 6(e) hereof which was last furnished to such Agent.

          (k) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement or an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Securities or for a change the Agents deem to be immaterial), and each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement or other agreement specifies the delivery of a certificate under this
Section 4(k) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate signed by an executive officer of the Company, dated the date of such amendment or supplement or the Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, of the same tenor as the certificates referred to in Section 6(e) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of delivery of such certificate or to the effect that the statements contained in the certificate referred to in
Section 6(e) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to such date).

          5. Costs and Expenses. The Company covenants and agrees with each Agent that the Company will, whether or not any sale of Securities is consummated, pay all costs and expenses incident to the performance of its obligations hereunder and under any applicable Terms Agreement, including without limiting the generality of the foregoing, all costs and expenses:
(i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Agents (or in connection with any Terms Agreement, the applicable Agent) may reasonably request pursuant to Section 4(b) (including reasonable related fees of counsel for the Agents (or such Agent) and their reasonable related disbursements), (iv) in connection with the listing of the Securities on any stock exchange, (v) related to any filing with National Association of Securities Dealers, Inc. ("NASD"), (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, any Blue Sky Memoranda and any Legal Investment Survey and the furnishing to the Agents and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) payable to rating agencies in connection with the rating of the Securities, (viii) incurred in connection with the engagement of any qualified independent underwriter as may be required by rules and regulations of NASD,
(ix) the reasonable fees and disbursements of counsel for the Agents incurred in connection with the offering and sale of the Securities, including any opinions to be rendered by such counsel hereunder and (x) any advertising and out-of-pocket expenses reasonably incurred by the Agents in connection with the performance of their obligations hereunder.

          6. Conditions. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities, the obligation of any Agent to purchase Securities as principal pursuant to any Terms Agreement or otherwise, and the obligation of any other purchaser to purchase Securities shall in each case be subject (1) to the condition that all representations and warranties of the Company herein and all statements of officers of the Company made in any certificate furnished pursuant to the provisions hereof are true and correct (i) in the case of an Agent's obligation to solicit offers to purchase Securities, at and as of such Solicitation Time and (ii) in the case of any Agent's or any other purchaser's obligation to purchase Securities, at and as of the time the Company accepts the offer to purchase such Securities and, as the case may be, at and as of the related Time of Delivery or time of purchase; (2) to the condition that at or prior to such Solicitation Time, time of acceptance, Time of Delivery or time of purchase, as the case may be, the Company shall have complied with all its agreements and all conditions on its part to be performed or satisfied hereunder prior to such relevant time; and (3) to the following additional conditions when and as specified:

          (a) Prior to such Solicitation Time or corresponding Time of Delivery or time of purchase, as the case may be:

               (i) if any amendment to the Registration Statement filed prior to the Commencement Date has not been declared effective as of the Commencement Date, such amendment shall have been declared effective not later than 5:30 p.m. (New York City time) on the Commencement Date; if applicable, the Prospectus as amended or supplemented (including, if applicable, the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceeding for that purpose shall have been initiated or threatened by the Commission which has not been resolved in the reasonable satisfaction of such Agent; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

               (ii) and subsequent to the date of this Agreement, there shall not have occurred any downgrading, nor shall any notice have been given of (A) any intended or potential downgrading or (B) any review or possible change that indicates a downgrading or possible downgrading in the rating accorded any securities of or guaranteed by the Company by any Rating Organization;

               (iii) and subsequent to the date of this Agreement, there shall not have been any material adverse change in the financial condition or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented to such Solicitation Time or at the time such offer to purchase was made, the effect of which in the judgment of the applicable Agent makes it impracticable or inadvisable to market the Securities on the terms and in the manner contemplated in the Prospectus, as so amended or supplemented; and

               (iv) and subsequent to the date of this Agreement, there shall not have occurred (a) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (b) any banking moratorium declared by U.S. Federal or New York authorities; or (c) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the applicable Agent, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities.

          (b) On the Commencement Date and in the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, Dechert Price & Rhoads, counsel for the Company, shall have furnished to the relevant Agent or Agents their written opinion, dated the Commencement Date or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent or Agents, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (ii) the Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, to public policy considerations and to general equity principles; the Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act; the Securities have been duly authorized by the Company and, when the terms thereof have been established and when the Securities have been executed, authenticated, issued and delivered in the manner provided in the Indenture and sold through an Agent as agent or to any Agent as principal pursuant to a Terms Agreement, will constitute, valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general equity principles; (it being understood that such counsel may (a) assume that at the time of such issuance, sale and delivery of each Security, the authorization of the Securities will not have been modified or rescinded and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security, and
          (b) assume that neither the issuance, sale and delivery of any Security, nor any of the terms of such Security, nor compliance by the Company with such terms, will violate any applicable law, any agreement or instrument then binding upon the Company or any restriction imposed by any court or governmental body having jurisdiction over the Company, in each case to the extent not in effect on the date of such opinion);

               (iii) no consent, approval, authorization or order, license, registration or qualification of or with any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and any applicable Terms Agreement in connection with the issuance or sale of the Securities by the Company, except such as are required and have been obtained and made under the Securities Act and the Trust Indenture Act and such as may be required under state securities laws; (it being understood that such counsel may assume with respect to each particular Security that the inclusion of any alternative or additional terms in such Security that are not currently specified in the form of Securities approved by the actions of the authorized officers would not require the Company to obtain any regulatory consent, authorization or approval or make any regulatory filing in order for the Company to issue sell and deliver such Security);

               (iv) the execution, delivery and performance of the Indenture, this Agreement and any applicable Terms Agreement and the issuance and sale of the Securities and compliance with the terms and provisions of the Indenture, this Agreement and the terms of the Securities described in the Prospectus will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company, any subsidiary incorporated in the United States of America or any of their respective properties known to such counsel, or the charter or by-laws of the Company, or any such subsidiary; and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement and any applicable Terms Agreement; (it being understood that such counsel may assume with respect to each particular Security that the inclusion of any alternative or additional terms in such Security that are not currently specified in the form of Securities approved by the actions of the authorized officers will not cause the issuance, sale or delivery of such Security, the terms of such Security, or the compliance by the Company with such terms, to violate any of the statutes, rules, regulations or orders, or to result in a default under or a breach of any of the agreements, specified in this paragraph);

               (v) the Registration Statement has become effective under the Securities Act and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the registration statement relating to the Securities, as of its effective date and the Prospectus, as of the date of the applicable Terms Agreement, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; such counsel have no reason to believe that such registration statement, as of its effective date, or any amendment thereto, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the applicable Terms Agreement or as of such Commencement Date, or any amendment or supplement thereto, as of its date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial and statistical data contained in the Registration Statement or the Prospectus;

               (vi) this Agreement has been duly authorized, executed and delivered by the Company;

               (vii) each document filed pursuant to the Exchange Act (other than the financial statements, schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) and incorporated or deemed to be incorporated by reference in the Prospectus complied as to form in all material respects with the applicable requirements of the Exchange Act when so filed; and

               (viii) such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement, required to be described in the Prospectus or required to be incorporated by reference therein which are not so filed, described or incorporated, as required.

          Such counsel in rendering such opinion may rely as to certain matters of fact on certificates of officers of the Company and of public officials; provided, however, that such certificates shall have been delivered to the Representatives on or prior to the Commencement Date or Time of Delivery, as the case may be.

          (c) On the Commencement Date and in the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, John R. Welty, Vice President, General Counsel and Secretary of the Company, shall have furnished to the relevant Agent or Agents his written opinion, dated the Commencement Date or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent or Agents, to the effect that:

               (i) no consent, approval or authorization of any third party is required for the consummation of the transactions contemplated by this Agreement and any applicable Terms Agreement in connection with the issuance or sale of the Securities by the Company, except such as have been obtained and made and are in full force and effect and such as may be required under state securities laws;

               (ii) the execution, delivery and performance of the Indenture and the applicable Terms Agreement (including the provisions of this Agreement) and the issuance and sale of the Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (including, without limitation, any event or condition which, with notice or lapse of time, or both, would constitute a default under), any material agreement or instrument known to such counsel to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties of the Company or any subsidiary is subject;

               (iii) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (iv) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole;

               (v) each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with corporate power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except, in the case of foreign subsidiaries, for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (vi) this Agreement has been duly authorized, executed and delivered by the Company;

               (vii) the Notes to be issued and sold by the Company hereunder have been duly authorized, and when delivered to and paid for the by the Agents in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and the issuance of the Notes is not subject to any preemptive or similar rights;

               (viii) the Registration Statement has been declared effective under the Securities Act, the Prospectus was filed with the Commission pursuant to Rule 424 within the applicable time period prescribed by Rule 424 and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

               (ix) such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement, required to be described in the Prospectus or required to be incorporated by reference therein which are not so filed, described or incorporated, as required; except as set forth in the Prospectus, there are no material pending legal proceedings known to such counsel to which the Company or any subsidiary is a party or of which the property of the Company or any subsidiary is the subject, and to the best knowledge of such counsel no such proceeding is contemplated;

               (x) neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which would not have a Material Adverse Effect on the Company or any of its subsidiaries; and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties;

               (xi) each of the Company and its subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except where the failure to do so, individually or in the aggregate, would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and each of the Company and its subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date of the Prospectus, except where the failure to do so, individually or in the aggregate, would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole;

               (xii) to the best of such counsel's knowledge, each of the Company and its subsidiaries is in compliance with all applicable Environmental Laws, except, where noncompliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole; there are no legal or governmental proceedings pending or, to the best knowledge of such counsel, threatened against or affecting the Company or any of its subsidiaries under any Environmental Law which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole;

               (xiii) the Company is not, and after giving effect to the offering and sale of the Shares, will not be an "investment company" or entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;
          and

               (xiv) such counsel has no reason to believe that the registration statement relating to the Securities, as of its effective date, or any amendment thereto, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Terms Agreement or as of the Commencement Date, or any amendment or supplement thereto, as of its date or as of the Commencement Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus.

          Such counsel in rendering such opinion may rely as to certain matters of fact on certificates of officers of the Company and of public officials; provided, however, that such certificates shall have been delivered to the Agents on or prior to the Commencement Date or Time of Delivery, as the case may be.

          (d) On the Commencement Date and in the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, Cahill Gordon & Reindel, counsel to the Agents, shall have furnished to the relevant Agent or Agents such opinion or opinions, dated the Commencement Date or Time of Delivery, as the case may be, with respect to the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as such Agent or Agents may reasonably request, and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

          (e) On the Commencement Date and in the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, the Company's independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus, as then amended or supplemented, shall have furnished to the relevant Agent or Agents a letter, dated the Commencement Date or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent or Agents, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company contained in or incorporated by reference in the Registration Statement and the Prospectus, as then amended or supplemented.

          (f) On the Commencement Date and in the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, the relevant Agent or Agents shall have received a certificate or certificates signed by two executive officers of the Company, dated the Commencement Date or Time of Delivery, as the case may be, in which each such officer, to the best of his knowledge after reasonable investigation, shall state that (1) the representations and warranties of the Company contained herein are true and correct in all material respects on and as of the Commencement Date or Time of Delivery, as the case may be, as if made on and as of such date, (2) the Company has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder or under the applicable Terms Agreement or other agreement at or prior to the Commencement Date or Time of Delivery, as the case may be, (3) no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and is in effect as of the Commencement Date or Time of Delivery, as the case may be, and, to such officer's knowledge, no proceedings for that purpose have been instituted or are contemplated by the Commission and (4) subsequent to the date of the most recent financial statements in the Prospectus, there has not occurred any material adverse change in the financial condition or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated by the Registration Statement or the Prospectus or as described in such certificate and reasonably acceptable to such Agent or Agents.

          (g) On the Commencement Date and at each Time of Delivery, the Company shall have furnished to the relevant Agent or Agents such further relevant certificates, information and documents as such Agent or Agents may reasonably request.

          7.   Indemnification and Contribution.

          (a) The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or arising out of any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Company in writing by such Agent expressly for use therein; provided, however, that the foregoing indemnity with respect to any untrue statement in or omission from any preliminary prospectus or preliminary prospectus supplement shall not inure to the benefit of any Agent (or to the benefit of any person controlling such Agent) from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities if (i) the Company has complied with
Section 4(a), (c) and (d) of this Agreement, and (ii) a copy of the Prospectus had not been sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person if required by the Securities Act and the Prospectus would have cured the defect giving rise to such loss, claim, damage or liability. For purposes of the proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Agent shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any preliminary prospectus or the Prospectus to any person.

          (b) Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Agent, but only with reference to information furnished to the Company in writing by such Agent expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Agents and such control persons of the Agents shall be designated in writing by J.P. Morgan Securities Inc. or, if J.P. Morgan Securities Inc. is not an Indemnified Person by the Agents that are Indemnified Parties and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. If at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, such Indemnifying Person agrees that it shall be liable for any settlement of any proceeding of the nature contemplated by Sections 7(a) or 7(b) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such Indemnifying Person of the aforesaid request, (ii) such Indemnifying Person shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such Indemnifying Person shall not have reimbursed such Indemnified Person in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel, an Indemnifying Person shall not be liable for any settlement of any proceeding of the nature contemplated by Sections 7(a) or 7(b) effected without its consent if such Indemnifying Person (i) reimburses such Indemnified Person in accordance with such request to the extent it reasonably considers such request to be reasonable and (ii) provides written notice to the Indemnified Person substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in paragraph (a) or (b) of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to herein in connection with any offering of Securities, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other in connection with the offering of such Securities shall be deemed to be in the same respective proportion as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total discounts and commissions received by each Agent in respect thereof bear to the aggregate offering price of such Securities. The relative fault of the Company on the one hand and of each Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by such Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to above in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, in no event shall an Agent be required to contribute any amount in excess of the amount by which the total price at which the Securities referred to in Section 7(d) that were sold by or through such Agent exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of each Agent to contribute pursuant to this subsection (d) is several (in the proportion to the principal amount of the Securities the sale of which by or through such Agent gave rise to such losses, claims, damages or liabilities bears to the aggregate principal amount of the Securities the sale of which by or through any Agent gave rise to such losses, claims, damages or liabilities) and is not joint.

          (e)  The indemnity and contribution agreements contained in this
Section 7 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

          8.   Termination.

          (a) This Agreement may be terminated at any time (i) by the Company with respect to any or all of the Agents or (ii) by any Agent with respect to itself only, in each case upon the giving of written notice of such termination to each other party hereto. Any Terms Agreement shall be subject to termination in the absolute discretion of the Agent or Agents that are parties thereto on the terms set forth or incorporated by reference therein. The termination of this Agreement shall not require termination of any agreement by an Agent to purchase Securities as principal (whether pursuant to a Terms Agreement or otherwise) and the termination of such an agreement shall not require termination of this Agreement. In the event this Agreement is terminated with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such termination and (z) in any event, the provisions of the fourth paragraph of Section 2(a), Section 2(c), the last sentence of Section 4(d) and Sections 4(f), 4(g), 5, 7, 9, 10, 12 and 15 shall survive; provided that if at the time of termination an offer to purchase Securities has been accepted by the Company but the time of delivery to the purchaser or its agent of such Securities has not yet occurred, the provisions of Sections 2(b), 2(d), 4(a) through 4(e), 4(h) through 4(k) and 6 shall also survive. If any Terms Agreement is terminated, the provisions of the last sentence of Section 4(d) and Sections 2(b), 2(d), 4(a), 4(b), 4(e), 4(g) through 4(k), 5, 6, 7, 9, 10, 12 and 15 (which shall have been incorporated by reference in such Terms Agreement) shall survive.

          (b) If this Agreement or any Terms Agreement shall be terminated by an Agent or Agents because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement or any Terms Agreement or if for any reason the Company shall be unable to perform its obligations under this Agreement or any Terms Agreement or any condition of any Agent's obligations cannot be fulfilled, the Company agrees to reimburse each Agent or such Agents as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by such Agent or Agents in connection with this Agreement or the offering of Securities.

          9. Position of the Agents. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal and does not assume any obligation towards or relationship of agency or trust with any purchaser of Securities. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold the relevant Agent harmless against any loss, claim, damage or liability arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

          10. Representations and Indemnities to Survive. The respective indemnities and contribution agreements, representations, warranties and other statements of the Company, its officers and the Agents set forth in or made pursuant to this Agreement or any agreement by an Agent to purchase Securities as principal shall remain in full force and effect regardless of any termination of this Agreement or any such agreement, any investigation made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

          11. Notices. Except as otherwise specifically provided herein or in the Administrative Procedures, all statements, requests, notices and advices hereunder shall be in writing, and effective only on receipt and will be delivered by hand, by mail (postage prepaid), by telegram (charges prepaid) or by telex. Communications to the Agents will be sent, in the case of J.P. Morgan Securities Inc., to 60 Wall Street, New York, New York 10260 (Telecopy: (212) 648-5909) Attention: Medium-Term Note Desk; in the case of Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 10010 (Telecopy:
(212) 325-8183) Attention: Short and Medium Term Finance Desk; and, if sent to the Company, to it at Carpenter Technology Corporation, 101 West Bern Street, Reading, PA 19601 (Telecopy: (610) 208-2000); Attention: Vice President, General Counsel and Secretary.

          12. Successors. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and their respective successors and the officers, directors and controlling persons referred to in Section 7 and (to the extent expressly provided in Section 6) the purchasers of Securities, and no other person shall acquire or have any right or obligation under or by virtue of this Agreement or any Terms Agreement.

          13. Amendments. This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent; provided that the Company may from time to time, on 7 days prior written notice to the Agents but without the consent of any Agent, amend this Agreement to add as a party hereto one or more additional firms registered under the Exchange Act, whereupon each such firm shall become an Agent hereunder on the same terms and conditions as the other Agents that are parties hereto. The Agents shall sign any amendment or supplement giving effect to the addition of any such firm as an Agent under this Agreement.

          14. Business Day. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day which is not a Saturday or Sunday or legal holiday or a day on which banks in New York City are required or authorized by law or executive order to close.

          15. Applicable Law. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

          16. Counterparts. This Agreement and any Terms Agreement may be signed in counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.

          17. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

          If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                   Very truly yours,

                                   CARPENTER TECHNOLOGY
                                     CORPORATION


                                   By:      /s/G. Walton Cottrell
                                        -----------------------------
                                        Name:  G. Walton Cottrell
                                        Title: Senior Vice President Finance
                                               and Chief Financial Officer

Accepted in New York, New York,
as of the date first above written:

J.P. Morgan Securities Inc.


By:    /s/Raymond Schmitt
     ----------------------------
     Name:  Raymond Schmitt
     Title: Vice President


Credit Suisse First Boston Corporation


By:    /s/Helena M. Willner
     ----------------------------
     Name:  Helena M. Willner
     Title: Vice President

                                                        Exhibit A

                CARPENTER TECHNOLOGY CORPORATION

                  MEDIUM TERM NOTES, SERIES B

                        TERMS AGREEMENT


                                                  _________, 199_


CARPENTER TECHNOLOGY CORPORATION
101 West Bern Street
Reading, PA  19601

Attention:  Treasurer

          Re:  Distribution Agreement dated as of
               March 31, 1998 (the "Distribution Agreement")

The undersigned agrees to purchase your Medium-Term Notes, Series B having the following terms:

     Principal Amount:
                       ----------------------------------------------

     Original Issue Date:
                          -------------------------------------------

     Settlement Date, Time and Place:
                                      -------------------------------

     Maturity Date:
                   --------------------------------------------------

     Purchase Price:   % of Principal Amount, plus
                     --
       accrued interest, if any, from Settlement Date

     Price to Public:   % of Principal Amount, plus
                      --
       accrued interest, if any, from Settlement Date

     Redemption Date (Dates):            , commencing
                              -----------             ----------

     Initial Redemption Price:

     Annual Redemption Price decrease:

     Repayment Date (Dates):

     Repayment Price:

     Initial accrual period OID:

     Original Yield to Maturity:

     Regular Record Dates:

(For Fixed Rate Notes)

     Interest Rate:
                   --------------------------------------------------

     Applicability of modified payment upon acceleration:

     If yes, state issue price:

     Amortization schedule:

(For Floating Rate Notes)

     Initial Interest Rate:
                           ------------------------------------------

     Interest Rate Basis (Commercial Paper, Prime, LIBOR, Treasury,
       CD, Federal Funds, CMT, Other):
                                       ------------------------------

     Index Maturity (30, 60, 90 days, 6 months, 1 year,
       other):
              -------------------------------------------------------

     Interest Reset Period (daily, weekly, monthly, quarterly, semiannually, annually):

     Interest Payment Period (monthly, quarterly, semiannually, annually):

     Spread:         basis points (+/-)
             -------

     Spread Multiplier:      %
                       ------

     Maximum Interest Rate:      %
                           ------

     Minimum Interest Rate:      %
                           ------

     Initial Interest Reset Date:
                                 ------------------------------------

     Interest Reset Dates:
                          -------------------------------------------

     Interest Determination Dates:
                                  -----------------------------------

     Interest Payment Dates:
                            -----------------------------------------

     Calculation Agent:

     Calculation Date:

     Other terms of Securities:

          Provisions relating to underwriter default, if any:

          The provisions of Sections 1, 2(b) and 2(d) and 4 through 7, 10, 11, 12 and 15 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

          This Agreement is subject to termination in our absolute discretion on the terms incorporated by reference herein. If this Agreement is so terminated, the provisions set forth in the last sentence of Section 8 of the Distribution Agreement shall survive for the purposes of this Agreement.

          The certificate referred to in Section 4(k) of the Distribution Agreement, the opinion referred to in Section 4(i) of the Distribution Agreement and the accountants' letter referred to in Section 4(j) of the Distribution Agreement will be required.

                                   [Agent]


                                   By:
                                      ------------------------------------
                                                 (Title)

Accepted:

CARPENTER TECHNOLOGY CORPORATION


By:
   -----------------------------
     (Title)

                                                        Exhibit B


                CARPENTER TECHNOLOGY CORPORATION

                  MEDIUM-TERM NOTES, SERIES B
                   ADMINISTRATIVE PROCEDURES

                     ----------------------

          The Medium-Term Notes, Series B (the "Notes"), are to be offered on a continuous basis by Carpenter Technology Corporation (the "Company"). Each of J.P. Morgan Securities Inc. and Credit Suisse First Boston Corporation (each, an "Agent") has agreed to solicit offers to purchase the Notes in registered form. The Notes are being sold pursuant to a Distribution Agreement dated as of March 31, 1998 (the "Agreement") between the Company and the Agents. In the Agreement, each Agent has agreed to use reasonable efforts to solicit purchases of the Notes. Each Agent, as principal, may purchase Notes for its own account and, if such Agent so elects, the Company and such Agent will enter into a Terms Agreement, as contemplated by the Agreement. The Company may also solicit offers to purchase and may sell Notes directly on its own behalf to investors (other than broker-dealers).

          The Notes will be issued under an Indenture dated as of January 12, 1994 (as supplemented or amended from time to time, the "Indenture") between the Company and U.S. Bank Trust National Association, formerly known as First Trust of New York, National Association, as Successor Trustee (the "Trustee"). The Trustee will be the Registrar, Calculation Agent, Authenticating Agent and Paying Agent for the Notes, and will perform the duties specified herein. Notes will bear interest at a fixed rate (the "Fixed Rate Notes"), which may be zero in the case of certain original issue discount notes (the "OID Notes"), or at floating rates (the "Floating Rate Notes"). Fixed Rate Notes may pay a level amount in respect of both interest and principal amortized over the life of the Notes ("Amortizing Notes"). Each Note will be represented by either a Global Security (as defined below) delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the holder thereof or a person designated by such holder (a "Certificated Note"). Except in limited circumstances, an owner of a Book-Entry Note will not be entitled to receive a Certificated Note.

          Book-Entry Notes, which may be payable solely in U.S. dollars, will be issued in accordance with the administrative procedures set forth in Part I hereof as they may subsequently be amended as the result of changes in DTC's operating procedures, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture or the Notes shall be used herein as therein defined.

      PART I: ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

          In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC, dated as of the date hereof (the "Letter of Representations"), and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated as of March 31, 1998 and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                  On any date of settlement (as defined under
                           "Settlement" below) for one or more Book-Entry
                           Notes, the Company will issue a single global security in fully registered form without coupons (a
                           "Global Security") representing up to
                           U.S. $198,000,000 principal amount of all such Notes that have the same Maturity Date, redemption or repayment provisions, Interest Payment Dates,
                           Original Issue Date, original issue discount provisions (if any), and, in the case of Fixed Rate
                           Notes, Interest Rate, modified payment upon acceleration (if any), amortization schedule (if any) or, in the case of Floating Rate Notes, Initial
                           Interest Rate, Interest Payment Dates, Interest
                           Payment Period, Calculation Agent, Base Rate, Index
                           Maturity, Interest Reset Period, Interest Reset
                           Dates, Spread or Spread Multiplier (if any), Minimum
                           Interest Rate (if any) and Maximum Interest Rate (if any) and, in each case, any other relevant terms
                           (collectively, "Terms"). Each Global Security will be dated and issued as of the date of its authentication by the Trustee. Each Global Security will bear an "Interest Accrual Date," which will be
                           (i) with respect to an original Global Security (or any portion thereof), its original issuance date and
                           (ii) with respect to any Global Security (or any portion thereof) issued subsequently upon exchange of a Global Security, or in lieu of a destroyed, lost or stolen Global Security, the most recent Interest
                           Payment Date to which interest has been paid or duly provided for on the predecessor Global Security or Securities (or if no such payment or provision has been made, the original issuance date of the predecessor Global Security), regardless of the date of authentication of such subsequently issued Global
                           Security. Book-Entry Notes may only be denominated and payable in U.S. dollars. No Global Security will represent (i) both Fixed Rate and Floating Rate Book-
                           Entry Notes or (ii) any Certificated Note.

Identification Numbers:    The Company has arranged with the CUSIP Service
                           Bureau of Standard & Poor's Corporation (the "CUSIP
                           Service Bureau") for Securities representing the Book-Entry Notes. The Company has obtained from the CUSIP Service Bureau a written list of such series of reserved CUSIP numbers and has delivered to the Trustee and DTC the written list of 900 CUSIP numbers of such series. The Trustee will assign
                           CUSIP numbers to Global Securities as described below under Settlement Procedure "B." DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global
                           Securities. At any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global
                           Securities, the Trustee shall so advise the Company and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global
                           Securities representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.

Registration:              Each Global Security will be registered in the name
                           of Cede & Co., as nominee for DTC, on the security register maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC with respect to such Note (the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such
                           Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                 Transfers of a Book-Entry Note will be accompanied
                           by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges:                 The Trustee may deliver to DTC and the CUSIP Service
                           Bureau at any time a written notice of consolidation specifying (i) the CUSIP numbers of two or more
                           Outstanding Global Securities that represent Book-
                           Entry Notes having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Book-Entry
                           Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a new CUSIP number to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date.
                           Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new
                           CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single Global Security bearing the new CUSIP number and a new Interest
                           Accrual Date, and the CUSIP numbers of the exchanged
                           Global Securities will, in accordance with CUSIP
                           Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $198,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $198,000,000 principal amount of the exchanged Global Security and an additional
                           Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below).

Maturities:                Each Book-Entry Note will mature on a date from nine
                           months to 30 years from its date of issue.

Notice of Redemption and   The Trustee will give notice to DTC prior to each
Repayment Dates:           Redemption Date or Repayment Date (as specified in
                           the Note), if any, at the time and in the manner set forth in the Letter of Representations.

Denominations:             Book-Entry Notes will be issued in principal amounts
                           of $1,000 and integral multiples thereof. Global
                           Securities will be denominated in principal amounts not in excess of $198,000,000. If one or more Book-
                           Entry Notes having an aggregate principal amount in excess of $198,000,000 would, but for the preceding sentence, be represented by a single Global Security, then one Global Security will be issued to represent each $198,000,000 principal amount of such Book-Entry
                           Note or Notes and an additional Global Security will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-
                           Entry Note or Notes shall be assigned the same
                           CUSIP number.

Interest:                  General. Interest on each Book-Entry Note will accrue
                           from the Interest Accrual Date of the Global Security representing such Note. Unless otherwise specified therein, each payment of interest on a Book-Entry
                           Note will include interest accrued to but excluding the Interest Payment Date; provided that in the case of Floating Rate Notes with respect to which the Interest Reset Period is daily or weekly, interest payable on any Interest Payment Date (other than interest payable on any date on which principal thereof is payable, and, if the Note is a Book-Entry
                           Gap Note (as defined below), other than interest payable on the first Interest Payment Date after the Original Issue Date thereof) will include interest accrued through and including the Record Date immediately preceding the Interest Payment Date, except that at maturity or earlier redemption or repayment, the interest payable will include interest accrued to, but excluding, the Maturity Date or the date of redemption or repayment, as the case may be.
                           Interest payable at the maturity or upon redemption or repayment of a Book-Entry Note will be payable to the person to whom the principal of such Note is payable. Standard & Poor's Corporation will use the information received in the pending deposit message described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related
                           Global Security in the appropriate weekly bond report published by Standard & Poor's Corporation.

                           Record Dates. The Record Date with respect to any Interest Payment Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date.

                           Fixed Rate Book-Entry Notes. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest payments on Fixed Rate Book-Entry Notes, other than Amortizing Notes, will be made semiannually on April 15 and October 15 of each year, and at maturity or upon any earlier redemption or repayment; provided, however, that in the case of a Fixed Rate Book-Entry Note issued between a Record Date and an Interest Payment Date or on an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date. If any Interest Payment Date for a Fixed Rate Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date. Further information concerning additional terms and provisions of Amortizing Notes will be specified in the applicable Pricing Supplement.

                           Floating Rate Book-Entry Notes. Interest payments will be made on Floating Rate Book-Entry Notes monthly, quarterly, semiannually or annually. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest will be payable, in the case of Floating Rate Book-Entry Notes with a daily, weekly or quarterly Interest Reset Date, on the third Wednesday of March, June, September and December, as specified pursuant to Settlement Procedure "A" below; in the case of Floating Rate Book-Entry Notes with a monthly Interest Reset Date, on the third Wednesday of each month or on the third Wednesday of March, June, September and December, as specified pursuant to Settlement Procedure "A" below; in the case of Floating Rate Book-Entry Notes with a semiannual Interest Reset Date, on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and in the case of Floating Rate Book-Entry Notes with an annual Interest Reset Date, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; provided however, that if an Interest Payment Date for Floating Rate Book-Entry Notes would otherwise be a day that is not a Market Day with respect to such Floating Rate Book-Entry Notes, such Interest Payment Date will be the next succeeding Market Day with respect to such Floating Rate Book-Entry Notes, except in the case of a LIBOR Note if such Market Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Market Day; and provided, further, that in the case of a Floating Rate Book-Entry Note issued between a Record Date and the related Interest Payment Date (a "Book-Entry Gap Note"), the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date, and in such case, notwithstanding the fact that an Interest Reset Date may occur prior to such Interest Payment Date, the Initial Interest Rate shall remain in effect until the first Interest Reset Date occurring on or subsequent to such Interest Payment Date.

                           Notice of Interest Payment and Record Dates. Prior to the first Business Day of March, June, September and December of each year, the Trustee will deliver to the Company and DTC a written list of Record Dates and Interest Payment Dates that will occur with respect to Book-Entry Notes during the six-month period beginning on such first Business Day.
                           Promptly after each date upon which interest is determined for Floating Rate Notes issued in book-entry form, the Calculation Agent will notify the Company, the Trustee and Standard & Poor's Corporation of the interest rates determined on such dates.

Calculation of Interest:   Fixed Rate Book-Entry Notes.  Interest on Fixed Rate
                           Book-Entry Notes (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve thirty-day months.

                           Floating Rate Book-Entry Notes. Interest rates on Floating Rate Book-Entry Notes will be determined as set forth in the form of such Notes. Interest on Floating Rate Book-Entry Notes will be calculated on the basis of actual days elapsed and a year of 360 days, except that, in the case of Treasury Rate Notes and CMT Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of Principal      Payments of Interest Only.  Promptly before each
and Interest:              Record Date, the Trustee will deliver to the Company
                           and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global
                           Security other than an Amortizing Note on the following Interest Payment Date (other than an
                           Interest Payment Date coinciding with maturity or any earlier redemption or repayment date) and the total of such amounts. DTC will confirm the amount payable on each such Global Security on such Interest Payment
                           Date by reference to the daily bond reports published by Standard & Poor's Corporation. In the case of
                           Amortizing Notes, the Trustee will provide separate written notice to the Company and to DTC prior to each Interest Payment Date at the time and in the manner set forth in the Letter of Representations.
                           The Company will pay to the Trustee, as paying agent, the total amount of interest due on such Interest
                           Payment Date (and, in the case of an Amortizing Note, principal and interest) (other than at maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment."

                           Payments at Maturity or Upon Redemption or
                           Repayment. Prior to the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security other than an Amortizing Note maturing either at maturity or on a redemption or repayment date in the following month. The Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity Date or redemption or repayment date of such Global Security. In the case of Amortizing Notes, the Trustee will provide separate written notice to the Company and to DTC prior to the Maturity Date and any redemption or repayment date, as the case may be, at the times and in the manner set forth in the Letter of Representations. The Company will pay to the Trustee, as the paying agent, the principal amount of such Global Security, together with interest due at such Maturity Date or redemption or repayment date. The Trustee will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment."

                           Payments Not on Business Days. If any Interest Payment Date or the Maturity Date or redemption or repayment date of a Global Security representing Fixed Rate Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Maturity Date or redemption or repayment date, as the case may be. If any Interest Payment Date or the Maturity Date or redemption or repayment date of a Global Security representing a Floating Rate Book-Entry Note would otherwise fall on a day that is not a Market Day, the payment due on such day shall be made on the next succeeding day that is a Market Day with respect to such Notes with the same effect as if such Market Day were the Interest Payment Date, Maturity Date or date of redemption or repayment, as the case may be, except that, in the case of Book-Entry LIBOR Notes, if such Market Day is in the next succeeding calendar month, such Interest Payment Date, Maturity Date or redemption or repayment date shall be the immediately preceding day that is a Market Day with respect to such Book-Entry LIBOR Notes. Promptly after payment to DTC of the principal and interest due on the Maturity Date or redemption or repayment date of such Global Security, the Trustee will cancel such Global Security in accordance with the terms of the Indenture and deliver it to the Company with a certificate of cancellation. On the first Business Day of each month, the Trustee will deliver to the Company a written statement indicating the total principal amount of outstanding Book-Entry Notes as of the immediately preceding Business Day.

                           Manner of Payment. The total amount of any principal and interest due on Global Securities on any Interest Payment Date or at maturity or upon redemption or repayment shall be paid by the Company to the Trustee in funds available for immediate use by the Trustee as of 9:30 a.m. (New York City time) on such date. The Company will make such payment on such Global Securities by wire transfer to the Trustee or by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee.
                           The Company will confirm such instructions in writing to the Trustee. Prior to 10 a.m. (New York City time) on each Maturity Date or redemption or repayment date or, if either such date is not a Business Day, as soon as possible thereafter, following receipt of such funds from the Company the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on Global Securities on any Maturity Date or redemption or repayment date. On each Interest Payment Date or, if any such date is not a Business Day, as soon as possible thereafter, interest payments and, in the case of Amortizing Notes, interest and principal payments shall be made to DTC in same day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                           Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible or forwarding payments directly to the beneficial owner of such Note.

Preparation of             If any order to purchase a Certificated Note is
Pricing Supplement:        accepted by or on behalf of the Company, the Company
                           will prepare a pricing supplement reflecting the terms of such Note and will arrange to file such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act and will deliver the number of copies of such Pricing Supplement to the relevant Agent as such Agent shall reasonably request by the close of business on the following Business Day. The relevant
                           Agent will cause such Pricing Supplement to be delivered to the purchaser of the Note.

                           In each instance that a Pricing Supplement is prepared, the Agent receiving such Pricing Supplement will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Settlement:                The receipt by the Company of immediately available
                           funds in payment for a Book-Entry Note and the authentication and issuance of the Global Security representing such Note shall constitute "settlement" with respect to such Note. All orders accepted by the Company will be settled on the third Business
                           Day following such acceptance pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day, which shall be no earlier than the next
                           Business Day.

Settlement Procedures:     Settlement Procedures with regard to each Book-Entry
                           Note sold by the Company to or through an Agent shall be as follows (unless otherwise specified pursuant to a Terms Agreement, as defined in the Agreement):

                           A. The relevant Agent will advise the Company by
                              facsimile transmission or other acceptable means that such Note is a Book-Entry Note and of the following settlement information:

                              1. Principal amount.

                              2. Maturity Date.

                              3. In the case of a Fixed Rate Book-Entry Note,
                                 the Interest Rate, and whether such Note is an Amortizing Note and, if so, the Amortization Schedule, or, in the case of a Floating Rate Book-Entry Note, the Initial Interest Rate (if known at such time), Interest Payment Date(s), including the Initial Interest Payment Date, Interest Payment Period, Calculation Agent, Base Rate, Index Maturity, Interest Reset Period, Initial Interest Reset Date, Interest Reset Dates, Spread or Spread Multiplier (if any), Minimum Interest Rate (if any) and Maximum Interest Rate (if any).

                              4. Redemption or repayment provisions, if any.

                              5. Settlement date and time.

                              6. Price.

                              7. Agent's commission, if any, determined as
                                 provided in the Agreement.

                              8. Net proceeds to the Company.

                              9. Whether the Note is an OID Note, and if it is
                                 an OID Note, the total amount of OID, the yield to maturity, the initial accrual period OID and the applicability of Modified
                                 Payment upon Acceleration (and, if so, the Issue Price).

                              10.       Any other applicable Terms.

                           B. The Company will advise the Trustee by facsimile
                              transmission or other acceptable means of the information set forth in Settlement Procedure "A" above. The Trustee will then assign a CUSIP number to the Global Security representing such Note and will notify the Trustee and the Agent of such CUSIP number by telephone or electronic transmission (confirmed in writing) as soon as practicable.

                           C. The Trustee will enter a pending deposit message
                              through DTC's Participant Terminal System, providing the following settlement information to DTC, the relevant Agent and Standard & Poor's
                              Corporation:

                              1. The information set forth in Settlement
                                 Procedure "A."

                              2. The Initial Interest Payment Date for such
                                 Note, the number of days by which such date succeeds the related DTC Record Date (which in the case of Floating Rate Notes which reset daily or weekly, shall be the date five calendar days immediately preceding the applicable Interest Payment Date and, in the case of all other Notes, shall be the Record Date as defined in the Note) and, if known, the amount of interest payable on such Initial Interest Payment Date.

                              3. The CUSIP number of the Global Security
                                 representing such Note.

                              4. Whether such Global Security will represent
                                 any other Book-Entry Note (to the extent known at such time) and whether such Note is an Amortizing Note (by an appropriate notation in the comments field of DTC's Participant Terminal System).

                              5. The DTC participant number of the institution
                                 through which the Company will hold the
                                 Book-Entry Note.

                           D. The Trustee will complete and authenticate the
                              Global Security representing such Note in accordance with the terms of the written order of the Company then in effect.

                           E. DTC will credit such Note to the Trustee's
                              participant account at DTC.

                           F. The Trustee will enter an SDFS deliver order
                              through DTC's Participant Terminal System instructing DTC to (1) debit such Note to the Trustee's participant account and credit such Note to the relevant Agent's participant account and
                              (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less such Agent's commission, if any. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (a) the Global Security representing such Book-Entry Note has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Medium-Term Note Certificate Agreement between the Trustee and DTC.

                           G. Unless the relevant Agent purchased such Note as
                              principal, such Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to such Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement account of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.

                           H. Transfers of funds in accordance with SDFS
                              deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                           I. The Trustee, upon confirming receipt of such
                              funds, will credit to the U.S. dollar account of the Company maintained at a bank in New York City, notified to the Trustee from time to time, in funds available for immediate use in the amount transferred to the Trustee, in accordance with Settlement Procedure "F."

                           J. Unless the relevant Agent purchased such Note as
                              principal, such Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

                           K. Monthly, the Trustee will send to the Company a
                              statement setting forth the principal amount of Notes Outstanding as of that date under the Indenture and setting forth a brief description of any sales of which the Company has advised the Trustee but which have not yet been settled.

Settlement:                For sales by the Company of Book-Entry Notes to or
                           through an Agent unless otherwise specified pursuant to a Terms Agreement for settlement on the first
                           Business Day after the sale date, Settlement
                           Procedures "A" through "J" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                              Settlement
                              Procedure           Time
                              ----------          ----

                              A            11:00 a.m. on the sale date
                              B            12:00 noon on the sale date
                              C            2:00 p.m. on the sale date
                              D            9:00 a.m. on settlement date
                              E            10:00 a.m. on settlement date
                              F-G          2:00 p.m. on settlement date
                              H            4:45 p.m. on settlement date
                              I-J          5:00 p.m. on settlement date

                           If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures "A," "B" and "C" shall be completed as soon as practicable but no later than 11:00 a.m. 12 noon and 2:00 p.m., respectively, on the first Business Day after the sale date. If the Initial Interest Rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12 noon and 2:00 p.m., respectively, on the second Business Day before the settlement date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date. If settlement of a Book-Entry Note is rescheduled or cancelled, the Trustee, after receiving notice from the Company or the Agent, will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled settlement date.

Failure to Settle:         If the Trustee fails to enter an SDFS deliver order
                           with respect to a Book-Entry Note pursuant to Settlement Procedure "F," the Trustee may deliver to DTC, through DTC's Participant Terminal System, as soon as practicable a withdrawal message instructing
                           DTC to debit such Note to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global
                           Security representing such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book Entry Notes represented by a Global
                           Security, the Trustee will mark such Global Security
                           "cancelled," make appropriate entries in the Trustee's records and send such cancelled Global
                           Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Note or Notes and shall be cancelled immediately after issuance and the other of which shall represent the remaining
                           Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

                           If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the relevant Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "F" and "G," respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph.

                           Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any action in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedures "D" and "F," for the authentication and issuance of a Global Security representing the Book-Entry Notes to be represented by such Global Security and will make appropriate entries in its records.

Posting Rates by Company:  The Company and the Agents will from time to time post the rates of interest per annum to be borne by and the maturity of Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agent.

Trustee Not To Risk Funds: Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payments to the Company, the Agents, DTC or any holders of Notes, it being understood by all parties that payments made by the Trustee to the Company, the Agents, DTC or any holders of Notes shall be made only to the extent that funds are provided to the Trustee for such purpose.

    PART II: ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

     The Trustee will serve as registrar in connection with the Certificated Notes.

Issuance:                  Each Certificated Note will be dated and issued as of
                           the date of its authentication by the Trustee.  Each
                           Certificated Note will bear an Original Issue Date, which will be (i) with respect to an original
                           Certificated Note (or any portion thereof), its original issuance date (which will be the settlement date) and (ii) with respect to any Certificated Note
                           (or any portion thereof) issued subsequently upon exchange of a Certificated Note, or in lieu of a destroyed, lost or stolen Certificated Note, the original issuance date of the predecessor
                           Certificated Note, regardless of the date of authentication of such subsequently issued
                           Certificated Note.

Registration:              Certificated Notes will be issued only in fully
                           registered form without coupons.

Transfers and Exchanges:   A Certificated Note may be presented for transfer or
                           exchange at the principal corporate trust office of the Trustee. Certificated Notes will be exchangeable for other Certificated Notes having identical terms but different authorized denominations without service charge. Certificated Notes will not be exchangeable for Book-Entry Notes.

Maturities:                Each Certificated Note will mature on a date from
                           nine months to 30 years from its date of issue.

Currency:                  The currency denomination with respect to any
                           Certificated Note and the currency of payment of interest and principal with respect to any such Certificated Note shall be U.S. dollars.

Denominations:             Unless otherwise provided in a Prospectus Supplement,
                           the denomination of any Certificated Note will be a minimum of $1,000 or any amount in excess thereof that is an integral multiple of $1,000.

                           General. Interest on each Certificated Note will accrue from the Original Issue Date of such Note for the first interest period and from the most recent date to which interest has been paid for all subsequent interest periods. Unless otherwise specified therein, each payment of interest on a Certificated Note will include interest accrued to but excluding the Interest Payment Date; provided that in the case of Floating Rate Notes with respect to which the Interest Reset Period is daily or weekly, interest payable on any Interest Payment
                           Date (other than interest payable on any date on which principal thereof is payable, and, if the Note is a Certificated Gap Note (as defined below), other than interest payable on the first Interest Payment Date after the Original Issue Date thereof) will include interest accrued through and including the Record Date immediately preceding the Interest Payment Date, except that at maturity or earlier redemption or repayment, the interest payable will include interest accrued to, but excluding, the Maturity Date or the date of redemption or repayment, as the case may be.

                           Record Dates. The Record Date with respect to any Interest Payment Date in respect of a Certificated Note shall be the date fifteen calendar days immediately preceding such Interest Payment Date.

                           Fixed Rate Certificated Notes. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest payments on Fixed Rate Certificated
                           Notes, other than Amortizing Notes, will be made semiannually on April 15 and October 15 of each year and at maturity or upon any earlier redemption or repayment; provided, however that in the case of a Fixed Rate Certificated Note issued between a Record Date and an Interest Payment Date or on an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date. If any Interest Payment Date for a Fixed Rate Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date. Further information concerning additional terms and provisions of Amortizing Notes will be specified in the applicable Pricing Supplement.

                           Floating Rate Certificated Notes. Interest payments will be made on Floating Rate Certificated Notes monthly, quarterly, semiannually or annually. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest will be payable, in the case of Floating Rate Certificated Notes with a daily, weekly or quarterly Interest Reset Date, on the third Wednesday of March, June, September and December, as specified pursuant to Settlement Procedure "A" below; in the case of Floating Rate Certificated Notes with a monthly Interest Reset Date, on the third Wednesday of each month or on the third Wednesday of March, June, September and December, as specified pursuant to Settlement Procedure "A" below; in the case of Floating Rate Certificated Notes with a semiannual Interest Reset Date, on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and in the case of Floating Rate Certificated Notes with an annual Interest Reset Date, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; provided however, that if an Interest Payment Date for Floating Rate Certificated Notes would otherwise be a day that is not a Market Day with respect to such Floating Rate Certificated Notes, such Interest Payment Date will be the next succeeding Market Day with respect to such Floating Rate Certificated Notes, except in the case of a LIBOR Note if such Market Day is in the next succeeding calendar month, such Interest Payment
                           Date will be the immediately preceding Market Day; and provided, further, that in the case of a Floating Rate Certificated Note issued between a Record Date and the related Interest Payment Date (a "Certificated Gap Note"), the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date, and in such case, notwithstanding the fact that an Interest Reset Date may occur prior to such Interest Payment Date, the Initial Interest Rate shall remain in effect until the first Interest Reset Date occurring on or subsequent to such Interest Payment Date.

                           Notice of Interest Payment and Record Dates. Prior to the first Business Day of March, June, September and December of each year, the Trustee will deliver to the Company a written list of Record Dates and Interest Payment Dates that will occur with respect to Certificated Notes during the six-month period beginning on such first Business Day. Promptly after each date upon which interest is determined for Floating Rate Notes issued in certificated form, the Calculation Agent will notify the Company and the Trustee of the interest rates determined on such dates.

Calculation of Interest:   Fixed Rate Certificated Notes.  Interest on Fixed
                           Rate Certificated Notes (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve thirty-day months.

                           Floating Rate Certificated Notes. Interest rates on Floating Rate Certificated Notes will be determined as set forth in the form of such Notes. Interest on Floating Rate Certificated Notes will be calculated on the basis of actual days elapsed and a year of 360 days, except that, in the case of Treasury Rate
                           Notes and CMT Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of Principal      The Company will pay the Trustee, as Paying Agent,
and Interest:              the principal amount of each Certificated Note (other
                           than a Certificated Amortizing Note), together with interest due thereon, at its Maturity Date or upon redemption or repayment of such note in funds available for immediate use by the Trustee. In the case of a Certificated Amortizing Note, the Company will pay the Trustee, as Paying Agent, the principal amount due on such Note on such date, together with interest due thereon, at its Maturity Date or upon redemption or repayment of such Note on such date, together with interest due thereon, at its Maturity
                           Date or upon redemption or repayment of such Note in funds available for immediate use by the Trustee.
                           The Trustee will pay such amount to the holder of such Note at its Maturity Date or upon redemption or repayment of such Note upon presentation and surrender of such Note to the Trustee. Such payment, together with payment of interest due at maturity or upon redemption or repayment, will be made in funds available for immediate use by the holder of such Note.

                           Promptly after such presentation and surrender, the Trustee will cancel such Certificated Note in accordance with the terms of the Indenture and deliver it to the Company with a certificate of cancellation. Unless otherwise specified in the applicable Pricing Supplement, all interest payments on a Certificated Note or, in the case of a Certificated Amortizing Note, payments of principal and interest (other than interest (or interest and principal) due at maturity or upon redemption or repayment) will be made by check drawn on the Trustee (or another person appointed by the Trustee) and mailed by the Trustee to the person entitled thereto as provided in such Note and the Indenture; provided, however, that the holder of $1,000,000 or more of Notes having the same Interest Payment Date will be entitled to receive payment by wire transfer of immediately available funds and the holder of such Notes will provide the Trustee with appropriate and timely wire transfer instructions.

                           Promptly after each Record Date, the Trustee will deliver to the Company a written notice specifying the amount of interest to be paid on each Certificated Note other than an Amortizing Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with maturity or any earlier redemption or repayment date) and the total of such amounts. In the case of Amortizing Notes, the Trustee will provide separate written notice to the Company specifying the amount of interest and principal to be paid on each Amortizing Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with maturity or any earlier redemption or repayment date) and the total of such amounts. Interest at maturity or upon redemption or repayment will be payable to the person to whom the payment of principal is payable. On or about the first Business Day of each month, the Trustee will deliver to the Company a written list of principal and interest, to the extent ascertainable, to be paid on each Certificated Note including Amortizing Notes maturing or to be redeemed or repaid in the following month, if any. The Trustee will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

                           If any Interest Payment Date or the Maturity Date or redemption or repayment date of a Fixed Rate Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Maturity Date or redemption or repayment date, as the case may be. If any Interest Payment Date or the Maturity Date or redemption or repayment date of a Floating Rate Certificated Note would otherwise fall on a day that is not a Market Day with respect to such Note, the payment due on such day shall be made on the next succeeding day that is a Market Day with respect to such Note with the same effect as if such Market Day were the stated Interest Payment Date, Maturity Date or date of redemption or repayment, as the case may be, except that, in the case of Certificated LIBOR Notes, if such Market Day is in the next succeeding calendar month, such Interest Payment Date, Maturity Date or redemption or repayment date shall be the immediately preceding day that is a Market Day with respect to such Certificated LIBOR Notes.

Preparation of             If any order to purchase a Certificated Note is
Pricing Supplement:        accepted by or on behalf of the Company, the Company
                           will prepare a Pricing Supplement reflecting the terms of such Note and will arrange to file the Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act and will deliver the number of copies of such Pricing Supplement to the relevant Agent as such Agent shall reasonably request by the close of business on the following Business Day. The relevant
                           Agent will cause such Pricing Supplement to be delivered to the purchaser of the Note.

                           In each instance that a Pricing Supplement is prepared, the Agent receiving such Pricing Supplement will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Settlement:                The receipt by the Company of immediately available
                           funds in payment for an authenticated Certificated
                           Note delivered to the relevant Agent and such Agent's delivery of such Note against receipt of immediately available funds shall constitute "settlement" with respect to such Note. All orders accepted by the Company will be settled on the third Business Day following such acceptance pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day, which shall be no earlier than the next Business Day.

Settlement                 Settlement Procedures with regard to each
Procedures:                Certificated Note sold by the Company to or through
                           an Agent shall be as follows (unless otherwise specified pursuant to a Terms Agreement):

                           A. The relevant Agent will advise the Company by
                              facsimile transmission or other acceptable means that such Note is a Certificated Note and of the following settlement information:

                              1. Name in which such Note is to be registered
                                 ("Registered Owner").

                              2. Address of the Registered Owner and address
                                 for payment of principal and interest.

                              3. Taxpayer identification number of the
                                 Registered Owner (if available).

                              4. Maturity Date.

                              5. In the case of a Fixed Rate Certificated Note,
                                 the Interest Rate, and whether such Note is an Amortizing Note and, if so, the Amortization Schedule or, in the case of a Floating Rate Certificated Note, the Initial Interest Rate (if known at such time), Interest Payment Date(s), Interest Payment Period, Calculation Agent, Base Rate, Index Maturity, Interest Reset Period, Initial Interest Reset Date, Interest Reset Dates, Spread or Spread Multiplier (if any), Minimum Interest Rate (if any), and Maximum Interest Rate (if any).

                              6. Redemption or repayment provisions, if any.

                              7. Settlement date and time.

                              8. Price.

                              9. Agent's commission, if any, determined as
                                 provided in the Agreement.

                              10.       Denominations.

                              11.       Net proceeds to the Company.

                              12. Whether the Note is an OID Note, and if it is an OID Note, the total amount of OID, the yield to maturity, the initial accrual period OID and the applicability of Modified Payment upon Acceleration (and, if so, the Issue Price).

                              13.       Any other applicable Terms.

                           B. The Company will advise the Trustee by facsimile
                              transmission or other acceptable means of the information set forth in Settlement Procedure "A" above.

                           C. The Company will have delivered to the Trustee a
                              preprinted four-ply packet for such Note, which packet will contain the following documents in forms that have been approved by the Company, the relevant Agent and the Trustee:

                              1. Note with customer confirmation.

                              2. Stub One - For the Trustee.

                              3. Stub Two - For the relevant Agent.

                              4. Stub Three - For the Company.

                           D. The Trustee will complete such Note and
                              authenticate such Note and deliver it (with the confirmation) and Stubs One and Two to the relevant Agent, and such Agent will acknowledge receipt of the Note by stamping or otherwise marking Stub One and returning it to the Trustee. Such delivery will be made only against such acknowledgment of receipt and evidence that instructions have been given by such Agent for payment to the account of the Company maintained at the Trustee, New York, New York in funds available for immediate use, of an amount equal to the price of such Note less such Agent's commission, if any. In the event that the instructions given by such Agent for payment to the account of the Company are revoked, the Company will as promptly as possible wire transfer to the account of such Agent an amount of immediately available funds equal to the amount of such payment made.

                           E. Unless the relevant Agent purchased such Note as
                              principal, such Agent will deliver such Note (with confirmation) to the customer against payment in immediately available funds. Such Agent will obtain the acknowledgment of receipt of such Note by retaining Stub Two.

                           F. The Trustee will send Stub Three to the Company
                              by first-class mail. Periodically, the Trustee will also send to the Company a statement setting forth the principal amount of the Notes outstanding as of that date under the Indenture and setting forth a brief description of any sales of which the Company has advised the Trustee but which have not yet been settled.

Settlement Procedures      For sales by the Company of Certificated Notes to or
Timetables:                through an Agent (unless otherwise specified pursuant
                           to a Terms Agreement), Settlement Procedures "A" through "F" set forth above shall be completed on or before the respective times (New York City time) set forth below:

                              Settlement
                              Procedure    Time
                              ----------   ----
                              A            2:00 p.m. on day before settlement
                                             date
                              B            3:00 p.m. on day before settlement
                                             date
                              C-D          2:15 p.m. on settlement date
                              E            3:00 p.m. on settlement date
                              F            5:00 p.m. on settlement date

Failure to Settle:         If a purchaser fails to accept delivery of and make
                           payment for any Certificated Note, the relevant Agent will notify the Company and the Trustee by telephone and return such Note to the Trustee. Upon receipt of such notice, the Company will immediately wire transfer to the account of such Agent an amount equal to the amount previously credited thereto in respect of such Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by such Agent in the performance of its obligations hereunder and under the Agreement, then the Company will reimburse such Agent or the Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company (such reimbursement for loss of the use of such funds to be based on the federal funds effective rate then in effect). Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Trustee will mark such Note
                           "cancelled," make appropriate entries in the Trustee's records and send such Note to the Company.

Posting Rates              The Company and the Agents will from time to time
by Company:                post the rates of interest per annum to be borne by
                           and the maturity of Securities that may be sold as a result of the solicitation of offers by an Agent.
                           The Company may establish a fixed set of interest rates and maturities for an offering period
                           ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agent.

Trustee Not to             Nothing herein shall be deemed to require the Trustee
Risk Funds:                to risk or expend its own funds in connection with
                           any payments to the Company, the Agents or any holders of Notes, it being understood by all parties that payments made by the Trustee to the Company, the Agents or any holders of Notes shall be made only to the extent that funds are provided to the Trustee for such purpose.